UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Wells Fargo Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report

October 31, 2018

Wells Fargo Income Opportunities Fund (EAD)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global economic, business, and investing data during the reporting period were mixed and volatile.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Income Opportunities Fund for the six-month period that ended October 31, 2018. Global economic, business, and investing data during the reporting period were mixed and volatile. While investors earned positive results in many domestic equity, high-yield bond, and municipal bond markets during the period, their returns were negative overseas.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.40% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 11.32%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 16.53%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.19% and the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 5.58%. The Bloomberg Barclays Municipal Bond Index6 added 0.46%, and the ICE BofAML U.S. High Yield Index7 was up 1.10%.

Global trade tensions escalated as the second quarter of 2018 closed.

Global trade tensions escalated during the second quarter of 2018. The U.S. government’s decision to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in June after an increase of 0.2% in May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Income Opportunities Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% and the MSCI EM Index declined 1.09% during the same three-month period.

In June, the U.S. Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%, then again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.15% and 3.39%, respectively, on October 31, 2018. Investor concerns about an inverted yield curve waned, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

October proved to be a difficult month for stock markets globally.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated that growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed.

Economic signals overseas also were mixed as the third quarter ended and the fourth quarter began. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. The ECB and the BOJ maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

During the summer months, the U.S. economy strengthened.

4	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

On August 15, 2018, the Fund announced the commencement of a managed distribution plan, which began with the monthly distribution declared in September 2018, that provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly NAV per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Strategy summary

Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®

Phillip Susser

Average annual total returns (%) as of October 31, 20181

	6 months	1 year	5 year	10 year
Based on market value	(3.38)	(4.65)	5.25	12.90
Based on net asset value (NAV)	1.79	1.86	7.13	12.90
ICE BofAML U.S. High Yield Index[2]	1.10	0.86	4.69	11.16

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Adviser has committed through March 6, 2019, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. The Fund’s annualized gross and net expense ratios, which include 1.11% of interest expense, were 2.06% and 2.02%, respectively, for the six months ended October 31, 2018. Without this waiver and/or reimbursement, the Fund’s returns would have been lower.

Comparison of NAV vs. market value[3]

The Fund is leveraged through a revolving credit facility. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve additional risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market.

Please see footnotes on page 8.

Performance highlights (unaudited)	Wells Fargo Income Opportunities Fund	7

MANAGER’S DISCUSSION

The Fund’s return based on market value was -3.38% during the six-month period that ended October 31, 2018. During the same period, the Fund’s return based on net asset value (NAV) was 1.79%. Relative to the ICE BofAML U.S. High Yield Index, which returned 1.10% over the same period, the Fund’s market value return trailed the index while its NAV return outperformed the index.

Interest income from high-yield bonds offset principal losses during the period.

While high-yield market returns were modest during the reporting period—slightly over 1%, as measured by the index—the asset class outperformed many higher-quality, fixed-income alternatives. The return was primarily driven by interest income offset by principal loss. The principal loss was caused by a modest increase in spreads between Treasury bonds and corporate credits as well as higher Treasury yields. The lowest-quality bonds outperformed higher-quality bonds. The higher rates mirror the continued strength in the economy that had been building for a considerable amount of time.

Investment flows into high yield have been negative for a number of years. Nonetheless, the market technicals have been strong. High yield has lacked new issuance, and more companies have been upgraded to investment grade (issuers that may be considered rising stars) than have been downgraded to high yield (companies considered fallen angels). This has had the effect of slightly shrinking the size of the high-yield market. By contrast, the bank-loan market has grown over this time and has been the source for financing many of the more aggressively structured deals. This has been a positive for high yield as credit quality by rating has improved. Currently, relative to history, high yield has fewer CCC-rated credits and more BB-rated credits in the benchmark.

From a fundamental perspective, levels of corporate leverage among U.S. companies included in the index remained elevated for this point in the credit cycle, though they declined as the end of the period approached. The cash-flow impact of these higher leverage levels is somewhat offset by issuers’ ability to pay low interest rates. A rising London Interbank Offered Rate and higher bond yields will gradually reduce these coverage levels, but rates continue to be low in the context of history.

While we continue to remain cautiously optimistic that this environment will continue in the near term, we are cognizant that ideal environments never last forever and that the longer spreads stay low, the risk of an ultimate sell-off increases.

Ten largest holdings (%) as of October 31, 2018[4]
LPL Holdings Incorporated, 5.75%, 9-15-2025	2.70
NGPL PipeCo LLC, 7.77%, 12-15-2037	2.46
Tallgrass Energy Partners LP, 5.50%, 9-15-2024	2.18
Pattern Energy Group Incorporated, 5.88%, 2-1-2024	1.92
KAR Auction Services Incorporated, 5.13%, 6-1-2025	1.87
NCR Corporation, 6.38%, 12-15-2023	1.69
Dell International LLC, 7.13%, 6-15-2024	1.69
Service Corporation International, 7.50%, 4-1-2027	1.61
Intelsat Jackson Holdings SA, 5.50%, 8-1-2023	1.59
Montreign Operating Company LLC, 10.55%, 1-24-2023	1.55

Credit quality as of October 31, 2018[5]

The influence of security selection outweighed industry selection.

Overall industry selection did not have a meaningful impact on Fund performance during the reporting period that ended October 31, 2018. Security selection within the energy exploration and production and consumer cyclical service sectors and an underweight to and weak selection within pharmaceuticals were the leading detractors from performance.

Security selection drove outperformance.

Security selection was the main driver of outperformance during the period. Selection within the oil-field services and transportation services sectors and underweights to home construction and banking were the largest contributors to relative performance. Neither rating distribution nor maturity allocation had a meaningful impact on performance over the period.

Please see footnotes on page 8.

8	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Effective maturity distribution as of October 31, 2018[6]

We have a favorable view of conditions in the high-yield market.

While some credit and economic fundamentals are mixed, on the whole, we view the current environment as better than average for high yield. That said, the rising discount rate and lower-than-average overall spreads likely will work against the market over the long run. As cycles turn, historically, that’s what one should expect—improving economic conditions with a corresponding tightening of interest rates in the U.S. by the U.S. Federal Reserve. Current spreads reflect these positive conditions, offering significantly less-than-average upside through price appreciation and compression in spreads. But, one could argue that high-yield investors are receiving fair compensation for the current, rather favorable conditions, especially relative to the high valuations for most other asset classes.

In the short term, we continue to expect solid economic growth driven by continued consumer strength in the U.S. We believe geopolitical risks and other global macroeconomic imbalances are growing and could surprise the markets by creating incremental uncertainty about future government policies.

Most asset classes are richly valued based on historical measures, and we expect that, at some point in the future, there may be a better entry point to buy most asset classes, including high yield. High yield, however, is rather unique in that it has historically benefited from relatively high coupons, which cushioned downside risks of potential price declines. With a benign default outlook, high yield should continue to perform well, on a relative basis, though idiosyncratic or individual bond risk is high. We lean toward spreads remaining flat from these levels in the short run before ultimately widening—potentially significantly—in the mid to longer term.

Over a full cycle, we believe the best way to insulate the Fund from periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

The ICE BofAML U.S. High Yield Index (formerly known as BofA Merrill Lynch U.S. High Yield Index) is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the United States bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[3]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[4]

The ten largest holdings, excluding cash and cash equivalents and any money markets, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—October 31, 2018 (unaudited)	Wells Fargo Income Opportunities Fund	9

Security name			Shares	Value

Common Stocks: 0.00%

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			7	$625

Total Common Stocks (Cost $606)				625

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 117.29%

Communication Services: 18.00%

Diversified Telecommunication Services: 2.26%
GCI Incorporated	6.75%	6-1-2021	$2,625,000	2,647,444
Level 3 Financing Incorporated	5.13	5-1-2023	1,595,000	1,583,038
Level 3 Financing Incorporated	5.25	3-15-2026	1,050,000	1,008,000
Level 3 Financing Incorporated	5.38	8-15-2022	2,545,000	2,548,181
Level 3 Financing Incorporated	5.38	1-15-2024	1,125,000	1,113,750
Level 3 Financing Incorporated	5.38	5-1-2025	1,595,000	1,557,119
Level 3 Financing Incorporated	5.63	2-1-2023	1,275,000	1,279,501
Level 3 Financing Incorporated	6.13	1-15-2021	1,690,000	1,694,225

				13,431,258

Entertainment: 0.59%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	2,300,000	2,202,250
Live Nation Entertainment Incorporated 144A	5.38	6-15-2022	790,000	795,925
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	500,000	500,000

				3,498,175

Media: 12.81%
Altice US Finance I Corporation 144A	5.50	5-15-2026	2,200,000	2,142,932
Altice US Finance I Corporation 144A	5.38	7-15-2023	2,400,000	2,399,544
CCO Holdings LLC 144A	4.00	3-1-2023	175,000	166,688
CCO Holdings LLC 144A	5.00	2-1-2028	350,000	326,813
CCO Holdings LLC	5.13	2-15-2023	2,266,000	2,254,670
CCO Holdings LLC 144A	5.13	5-1-2023	2,965,000	2,950,175
CCO Holdings LLC 144A	5.13	5-1-2027	750,000	705,938
CCO Holdings LLC	5.25	9-30-2022	2,048,000	2,058,240
CCO Holdings LLC 144A	5.38	5-1-2025	7,195,000	7,042,106
CCO Holdings LLC 144A	5.50	5-1-2026	325,000	316,469
CCO Holdings LLC 144A	5.75	2-15-2026	5,675,000	5,618,250
CCO Holdings LLC 144A	5.88	4-1-2024	2,350,000	2,370,563
Cequel Communications Holdings 144A	7.75	7-15-2025	3,625,000	3,824,375
Cinemark USA Incorporated	4.88	6-1-2023	750,000	732,188
CSC Holdings LLC 144A	5.38	2-1-2028	1,125,000	1,060,313
CSC Holdings LLC	8.63	2-15-2019	635,000	641,350
Dish Network Corporation	3.38	8-15-2026	1,825,000	1,625,984
EMI Music Publishing Group 144A	7.63	6-15-2024	3,528,000	3,788,190
Gray Television Incorporated 144A	5.13	10-15-2024	2,400,000	2,283,000
Gray Television Incorporated 144A	5.88	7-15-2026	6,650,000	6,381,939
Lamar Media Corporation	5.38	1-15-2024	725,000	725,906

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
National CineMedia LLC	6.00%	4-15-2022	$7,000,000	$7,070,000
Nexstar Broadcasting Group Incorporated 144A	5.63	8-1-2024	725,000	692,375
Nexstar Broadcasting Group Incorporated	5.88	11-15-2022	425,000	431,460
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	2,865,000	2,918,719
Nielsen Finance LLC 144A	5.00	4-15-2022	1,945,000	1,893,944
Outfront Media Capital Corporation	5.25	2-15-2022	320,000	322,304
Outfront Media Capital Corporation	5.63	2-15-2024	735,000	735,919
Outfront Media Capital Corporation	5.88	3-15-2025	1,275,000	1,279,781
Salem Media Group Incorporated 144A	6.75	6-1-2024	6,225,000	5,571,375
The E.W. Scripps Company 144A	5.13	5-15-2025	6,019,000	5,657,860

				75,989,370

Wireless Telecommunication Services: 2.34%
Sprint Capital Corporation	6.88	11-15-2028	2,600,000	2,554,500
Sprint Capital Corporation	8.75	3-15-2032	2,675,000	2,909,330
Sprint Communications Incorporated	7.00	8-15-2020	380,000	393,300
T-Mobile USA Incorporated	4.00	4-15-2022	1,075,000	1,061,563
T-Mobile USA Incorporated	4.50	2-1-2026	225,000	210,587
T-Mobile USA Incorporated	4.75	2-1-2028	225,000	208,406
T-Mobile USA Incorporated	5.13	4-15-2025	725,000	714,125
T-Mobile USA Incorporated	5.38	4-15-2027	2,050,000	2,003,875
T-Mobile USA Incorporated	6.00	3-1-2023	500,000	511,300
T-Mobile USA Incorporated	6.38	3-1-2025	3,050,000	3,145,313
T-Mobile USA Incorporated	6.50	1-15-2024	140,000	144,900

				13,857,199

Consumer Discretionary: 14.23%

Auto Components: 2.63%
Allison Transmission Incorporated 144A	4.75	10-1-2027	1,695,000	1,557,281
Allison Transmission Incorporated 144A	5.00	10-1-2024	8,325,000	8,080,412
Cooper Tire & Rubber Company	7.63	3-15-2027	5,190,000	5,566,275
Cooper Tire & Rubber Company	8.00	12-15-2019	400,000	416,000

				15,619,968

Distributors: 0.39%
LKQ Corporation	4.75	5-15-2023	2,375,000	2,291,875

Diversified Consumer Services: 2.30%
Carriage Services Incorporated 144A	6.63	6-1-2026	1,125,000	1,127,813
Service Corporation International	4.63	12-15-2027	1,250,000	1,171,875
Service Corporation International	7.50	4-1-2027	8,700,000	9,570,000
Service Corporation International	8.00	11-15-2021	1,635,000	1,786,238

				13,655,926

Hotels, Restaurants & Leisure: 2.69%
CCM Merger Incorporated 144A	6.00	3-15-2022	8,475,000	8,623,313
Hilton Domestic Operating Company Incorporated 144A	5.13	5-1-2026	1,175,000	1,148,563
KFC Holding Company 144A	5.00	6-1-2024	2,075,000	2,046,469

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018 (unaudited)	Wells Fargo Income Opportunities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure (continued)
MGM Growth Properties Operating Partnership LP	5.63%	5-1-2024	$225,000	$225,281
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	4,025,000	3,904,250

				15,947,876

Specialty Retail: 5.38%
Asbury Automotive Group Incorporated	6.00	12-15-2024	7,200,000	7,074,000
Group 1 Automotive Incorporated	5.00	6-1-2022	2,259,000	2,202,525
Group 1 Automotive Incorporated 144A	5.25	12-15-2023	3,275,000	3,152,188
Lithia Motors Incorporated 144A	5.25	8-1-2025	6,825,000	6,432,563
Penske Auto Group Incorporated	3.75	8-15-2020	1,045,000	1,034,550
Penske Auto Group Incorporated	5.38	12-1-2024	5,398,000	5,242,808
Penske Auto Group Incorporated	5.75	10-1-2022	2,100,000	2,128,875
Sonic Automotive Incorporated	5.00	5-15-2023	3,200,000	2,976,224
Sonic Automotive Incorporated	6.13	3-15-2027	1,799,000	1,632,593

				31,876,326

Textiles, Apparel & Luxury Goods: 0.84%
The William Carter Company	5.25	8-15-2021	1,200,000	1,204,500
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	3,925,000	3,797,438

				5,001,938

Consumer Staples: 1.65%

Beverages: 0.18%
Cott Beverages Incorporated 144A	5.50	4-1-2025	1,125,000	1,071,563

Food Products: 1.17%
B&G Foods Incorporated	4.63	6-1-2021	670,000	665,813
B&G Foods Incorporated	5.25	4-1-2025	1,750,000	1,666,875
Darling Ingredients Incorporated	5.38	1-15-2022	295,000	295,738
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	375,000	367,301
Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	75,000	72,375
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	2,360,000	2,200,700
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	400,000	363,000
Prestige Brands Incorporated 144A	6.38	3-1-2024	660,000	651,750
US Foods Incorporated 144A	5.88	6-15-2024	670,000	663,300

				6,946,852

Household Products: 0.30%
Central Garden & Pet Company	5.13	2-1-2028	400,000	369,000
Central Garden & Pet Company	6.13	11-15-2023	405,000	412,088
Spectrum Brands Incorporated	5.75	7-15-2025	775,000	751,750
Spectrum Brands Incorporated	6.63	11-15-2022	250,000	255,313

				1,788,151

Energy: 27.95%

Energy Equipment & Services: 8.74%
Bristow Group Incorporated	6.25	10-15-2022	6,900,000	5,071,500
Bristow Group Incorporated 144A	8.75	3-1-2023	1,550,000	1,460,875

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Energy Equipment & Services (continued)
Diamond Offshore Drilling Incorporated	4.88%	11-1-2043	$2,875,000	$1,955,000
Era Group Incorporated	7.75	12-15-2022	4,745,000	4,697,550
Hilcorp Energy Company 144A	5.00	12-1-2024	3,100,000	2,921,750
Hilcorp Energy Company 144A	5.75	10-1-2025	4,195,000	4,079,638
Hilcorp Energy Company 144A	6.25	11-1-2028	1,450,000	1,395,640
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	7,847,000	7,066,765
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	1,800,000	1,287,000
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	2,450,000	1,855,875
NGPL PipeCo LLC 144A	4.38	8-15-2022	675,000	666,563
NGPL PipeCo LLC 144A	4.88	8-15-2027	1,050,000	1,010,625
NGPL PipeCo LLC 144A	7.77	12-15-2037	12,450,000	14,566,500
Oceaneering International Incorporated	6.00	2-1-2028	1,700,000	1,657,480
USA Compression Partners LP 144A	6.88	4-1-2026	2,100,000	2,136,750

				51,829,511

Oil, Gas & Consumable Fuels: 19.21%
Andeavor Logistics LP	5.25	1-15-2025	1,150,000	1,173,000
Archrock Partners LP	6.00	10-1-2022	1,650,000	1,633,500
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	1,600,000	1,660,000
Cheniere Energy Partners LP	5.25	10-1-2025	9,200,000	9,027,500
Cheniere Energy Partners LP 144A	5.63	10-1-2026	1,225,000	1,206,625
Continental Resources Incorporated	3.80	6-1-2024	2,000,000	1,932,027
Continental Resources Incorporated	4.38	1-15-2028	500,000	483,457
DCP Midstream Operating LP	2.70	4-1-2019	1,425,000	1,414,313
Denbury Resources Incorporated	6.38	8-15-2021	6,205,000	5,770,650
Denbury Resources Incorporated 144A	9.25	3-31-2022	1,362,000	1,419,885
Enable Midstream Partner LP	2.40	5-15-2019	5,475,000	5,445,900
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	1,100,000	1,131,847
EnLink Midstream Partners LP	4.15	6-1-2025	200,000	185,921
EnLink Midstream Partners LP	4.40	4-1-2024	6,450,000	6,176,076
EnLink Midstream Partners LP	4.85	7-15-2026	2,275,000	2,155,434
Exterran Partners LP	6.00	4-1-2021	5,075,000	5,024,250
Gulfport Energy Corporation	6.00	10-15-2024	1,625,000	1,523,438
Kinder Morgan Incorporated	6.50	9-15-2020	1,155,000	1,212,621
Kinder Morgan Incorporated	7.42	2-15-2037	1,820,000	2,055,204
Murphy Oil Corporation	4.45	12-1-2022	3,200,000	3,115,767
Murphy Oil Corporation	5.75	8-15-2025	360,000	358,093
Murphy Oil Corporation	6.88	8-15-2024	1,425,000	1,488,385
Nabors Industries Incorporated	0.75	1-15-2024	2,850,000	2,124,196
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	7,320,000	7,478,844
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	5,300,000	5,763,750
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	1,150,000	1,316,750
Rose Rock Midstream LP	5.63	7-15-2022	2,450,000	2,352,000
Rose Rock Midstream LP	5.63	11-15-2023	1,775,000	1,677,375
Sabine Pass Liquefaction LLC	5.63	2-1-2021	2,275,000	2,353,945
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,075,000	3,276,446
SemGroup Corporation	6.38	3-15-2025	5,725,000	5,538,938
SemGroup Corporation	7.25	3-15-2026	2,869,000	2,800,861
Southern Star Central Corporation 144A	5.13	7-15-2022	3,054,000	3,004,373

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018 (unaudited)	Wells Fargo Income Opportunities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Company	6.20%	1-23-2025	$75,000	$72,938
Southwestern Energy Company	7.50	4-1-2026	750,000	763,125
Southwestern Energy Company	7.75	10-1-2027	750,000	765,000
Summit Midstream Holdings LLC	5.75	4-15-2025	400,000	383,000
Tallgrass Energy Partners LP 144A	4.75	10-1-2023	1,250,000	1,236,719
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	12,825,000	12,905,156
Tesoro Logistics LP	6.38	5-1-2024	725,000	766,325
Ultra Resources Incorporated 144A	7.13	4-15-2025	8,550,000	3,762,000

				113,935,634

Financials: 6.60%

Banks: 0.06%
Citigroup Incorporated	4.13	3-9-2021	115,000	114,713
Citigroup Incorporated	6.13	3-9-2028	195,000	202,313

				317,026

Capital Markets: 0.11%
MSCI Incorporated 144A	5.38	5-15-2027	675,000	668,250

Consumer Finance: 2.53%
Ally Financial Incorporated	7.50	9-15-2020	300,000	318,000
Ally Financial Incorporated	8.00	12-31-2018	1,300,000	1,308,125
Ally Financial Incorporated	8.00	3-15-2020	3,016,000	3,163,030
FirstCash Incorporated 144A	5.38	6-1-2024	2,750,000	2,708,750
Navient Corporation	8.00	3-25-2020	2,725,000	2,844,219
Springleaf Finance Corporation	6.00	6-1-2020	1,375,000	1,404,219
Springleaf Finance Corporation	7.13	3-15-2026	1,850,000	1,752,875
Springleaf Finance Corporation	8.25	12-15-2020	75,000	80,250
Springleaf Finance Corporation	8.25	10-1-2023	1,342,000	1,439,295

				15,018,763

Diversified Financial Services: 2.86%
LPL Holdings Incorporated 144A	5.75	9-15-2025	16,525,000	16,029,250
Vantiv LLC 144A	4.38	11-15-2025	975,000	920,156

				16,949,406

Insurance: 1.04%
AmWINS Group Incorporated 144A	7.75	7-1-2026	2,200,000	2,260,500
HUB International Limited 144A	7.00	5-1-2026	1,300,000	1,268,800
USIS Merger Subordinate Incorporated 144A	6.88	5-1-2025	2,700,000	2,632,500

				6,161,800

Health Care: 12.14%

Health Care Equipment & Supplies: 2.28%
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	975,000	940,875
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	325,000	328,624
Hologic Incorporated 144A	4.38	10-15-2025	4,700,000	4,406,250
Hologic Incorporated 144A	4.63	2-1-2028	475,000	434,031

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Health Care Equipment & Supplies (continued)
Kinetics Concepts Incorporated 144A	7.88%	2-15-2021	$4,000,000	$4,090,000
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	1,000,000	937,500
Surgery Center Holdings Incorporated 144A	8.88	4-15-2021	2,325,000	2,388,938

				13,526,218

Health Care Providers & Services: 8.39%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	310,000	315,115
Centene Corporation 144A	5.38	6-1-2026	1,425,000	1,446,375
Centene Corporation	6.13	2-15-2024	650,000	679,250
CHS Incorporated	5.13	8-1-2021	4,850,000	4,595,375
Davita Incorporated	5.00	5-1-2025	2,125,000	2,000,156
HCA Incorporated	5.88	3-15-2022	750,000	784,688
HCA Incorporated	6.50	2-15-2020	6,525,000	6,737,063
HealthSouth Corporation	5.75	9-15-2025	1,725,000	1,707,750
Mednax Incorporated 144A	5.25	12-1-2023	1,075,000	1,075,000
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	6,825,000	6,932,972
MPT Operating Partnership LP	5.00	10-15-2027	2,275,000	2,137,818
MPT Operating Partnership LP	5.25	8-1-2026	3,200,000	3,088,000
MPT Operating Partnership LP	6.38	3-1-2024	395,000	408,825
NVA Holdings Company 144A	6.88	4-1-2026	425,000	419,688
Polaris Intermediate Corporation 144A	8.50	12-1-2022	1,200,000	1,230,000
Select Medical Corporation	6.38	6-1-2021	6,730,000	6,788,888
Tenet Healthcare Corporation	4.63	7-15-2024	614,000	591,804
Tenet Healthcare Corporation	6.00	10-1-2020	575,000	588,829
Vizient Incorporated 144A	10.38	3-1-2024	7,235,000	7,886,150
Wellcare Health Plans Incorporated 144A	5.38	8-15-2026	350,000	349,125

				49,762,871

Health Care Technology: 1.33%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	6,300,000	6,158,250
Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	1,375,000	1,359,531
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	375,000	360,818

				7,878,599

Life Sciences Tools & Services: 0.14%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	800,000	798,000

Industrials: 7.25%

Aerospace & Defense: 0.11%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	700,000	656,250

Airlines: 1.09%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	2,190,000	2,332,550
BBA US Holdings Incorporated 144A	5.38	5-1-2026	4,150,000	4,103,313

				6,435,863

Commercial Services & Supplies: 5.22%
Acco Brands Corporation 144A	5.25	12-15-2024	725,000	674,250
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	5,900,000	5,752,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018 (unaudited)	Wells Fargo Income Opportunities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies (continued)
Aramark Services Incorporated 144A	5.00%	2-1-2028	$450,000	$426,938
Aramark Services Incorporated	5.13	1-15-2024	1,256,000	1,249,720
Covanta Holding Corporation	5.88	3-1-2024	5,268,000	5,254,830
Covanta Holding Corporation	5.88	7-1-2025	1,500,000	1,455,000
Covanta Holding Corporation	6.00	1-1-2027	750,000	723,750
Covanta Holding Corporation	6.38	10-1-2022	3,205,000	3,273,106
KAR Auction Services Incorporated 144A	5.13	6-1-2025	11,725,000	11,109,438
Waste Pro USA Incorporated 144A	5.50	2-15-2026	725,000	686,938
Wrangler Buyer Corporation 144A	6.00	10-1-2025	320,000	343,200

				30,949,670

Electrical Equipment: 0.26%
Resideo Funding Incorporated 144A	6.13	11-1-2026	1,550,000	1,558,107

Machinery: 0.57%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	3,400,000	3,387,658

Information Technology: 9.25%

Communications Equipment: 0.25%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	1,550,000	1,507,375

IT Services: 4.12%
Cardtronics Incorporated	5.13	8-1-2022	3,375,000	3,240,000
Cardtronics Incorporated 144A	5.50	5-1-2025	3,100,000	2,883,000
First Data Corporation 144A	5.00	1-15-2024	2,325,000	2,301,750
First Data Corporation 144A	5.38	8-15-2023	550,000	554,813
First Data Corporation 144A	5.75	1-15-2024	2,100,000	2,113,125
First Data Corporation 144A	7.00	12-1-2023	5,425,000	5,625,725
Gartner Incorporated 144A	5.13	4-1-2025	4,975,000	4,937,688
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	1,260,000	1,266,300
Information Incorporated	6.50	5-15-2022	875,000	872,813
Zayo Group LLC	6.00	4-1-2023	625,000	637,500

				24,432,714

Software: 0.57%
CDK Global Incorporated	4.88	6-1-2027	425,000	397,906
CDK Global Incorporated	5.00	10-15-2024	1,050,000	1,036,560
CDK Global Incorporated	5.88	6-15-2026	650,000	654,875
Fair Isaac Corporation 144A	5.25	5-15-2026	350,000	345,188
Symantec Corporation 144A	5.00	4-15-2025	975,000	917,267

				3,351,796

Technology Hardware, Storage & Peripherals: 4.31%
Dell International LLC 144A	5.88	6-15-2021	5,125,000	5,195,690
Dell International LLC 144A	7.13	6-15-2024	9,450,000	10,001,070
NCR Corporation	5.88	12-15-2021	380,000	380,475
NCR Corporation	6.38	12-15-2023	10,038,000	10,012,905

				25,590,140

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Materials: 4.38%

Chemicals: 0.18%
Celanese U.S. Holdings LLC	5.88%	6-15-2021	$440,000	$459,162
Valvoline Incorporated	5.50	7-15-2024	625,000	621,094

				1,080,256

Containers & Packaging: 4.14%
Ball Corporation	4.88	3-15-2026	1,100,000	1,084,875
Ball Corporation	5.25	7-1-2025	630,000	633,938
Berry Global Incorporated	5.13	7-15-2023	700,000	696,500
Berry Global Incorporated	6.00	10-15-2022	575,000	587,219
Crown Americas LLC 144A	4.75	2-1-2026	1,650,000	1,557,188
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	2,910,000	3,113,700
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	3,425,000	3,202,375
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	750,000	723,975
Owens-Brockway Glass Container Incorporated 144A	5.38	1-15-2025	925,000	897,250
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	1,300,000	1,295,125
Owens-Illinois Incorporated 144A	6.38	8-15-2025	7,800,000	7,839,000
Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	401,000	392,479
Sealed Air Corporation 144A	5.13	12-1-2024	2,350,000	2,291,250
Silgan Holdings Incorporated	5.50	2-1-2022	225,000	227,250

				24,542,124

Metals & Mining: 0.06%
Indalex Holdings Corporation (a)	11.50	2-1-2020	5,985,000	0
Novelis Corporation 144A	6.25	8-15-2024	325,000	321,750

				321,750

Real Estate: 7.69%

Equity REITs: 7.69%
CoreCivic Incorporated	4.63	5-1-2023	800,000	754,000
CoreCivic Incorporated	5.00	10-15-2022	2,175,000	2,101,594
Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,573,249
Equinix Incorporated	5.75	1-1-2025	2,300,000	2,343,125
Equinix Incorporated	5.88	1-15-2026	2,350,000	2,385,250
ESH Hospitality Incorporated 144A	5.25	5-1-2025	7,800,000	7,380,750
Iron Mountain Incorporated 144A	4.38	6-1-2021	2,500,000	2,487,500
Iron Mountain Incorporated 144A	5.25	3-15-2028	1,325,000	1,189,188
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,175,000	2,001,000
Iron Mountain Incorporated	6.00	8-15-2023	5,185,000	5,308,144
MGM Growth Properties LLC	4.50	1-15-2028	775,000	693,625
Sabra Health Care LP	5.38	6-1-2023	2,100,000	2,089,500
Sabra Health Care REIT Incorporated	5.50	2-1-2021	2,285,000	2,314,991
SBA Communications Corporation	4.00	10-1-2022	250,000	239,375
SBA Communications Corporation	4.88	7-15-2022	1,485,000	1,477,575
The Geo Group Incorporated	5.13	4-1-2023	1,874,000	1,759,218
The Geo Group Incorporated	5.88	1-15-2022	2,595,000	2,565,806
The Geo Group Incorporated	5.88	10-15-2024	2,925,000	2,712,353
The Geo Group Incorporated	6.00	4-15-2026	1,360,000	1,244,400

				45,620,643

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018 (unaudited)	Wells Fargo Income Opportunities Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 1.64%

Diversified Telecommunication Services: 1.26%
Zayo Group LLC 144A	5.75%	1-15-2027	$1,975,000	$1,935,895
Zayo Group LLC	6.38	5-15-2025	5,396,000	5,517,410

				7,453,305

Wireless Telecommunication Services: 0.38%
T-Mobile USA Incorporated	6.50	1-15-2026	1,900,000	2,004,500
T-Mobile USA Incorporated	6.00	4-15-2024	275,000	281,875

				2,286,375

Utilities: 6.51%

Gas Utilities: 0.35%
AmeriGas Partners LP	5.75	5-20-2027	2,250,000	2,086,875

Independent Power & Renewable Electricity Producers: 6.16%
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	350,000	332,500
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	730,000	673,425
NSG Holdings LLC 144A	7.75	12-15-2025	8,427,007	9,101,167
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	11,518,000	11,402,820
TerraForm Global Operating LLC 144A	6.13	3-1-2026	2,800,000	2,604,000
TerraForm Power Operating LLC 144A	4.25	1-31-2023	7,150,000	6,774,625
TerraForm Power Operating LLC 144A	5.00	1-31-2028	2,075,000	1,854,531
TerraForm Power Operating LLC 144A	6.63	6-15-2025	3,600,000	3,753,000

				36,496,068

Total Corporate Bonds and Notes (Cost $704,982,413)				695,579,524

Loans: 5.03%

Consumer Discretionary: 1.68%

Hotels, Restaurants & Leisure: 1.68%
CCM Merger Incorporated (1 Month LIBOR +2.75%) ±	4.55	8-8-2021	733,940	734,491
Montreign Operating Company LLC (1 Month LIBOR +8.25%) ±	10.55	1-24-2023	10,372,875	9,205,927

				9,940,418

Energy: 0.56%

Oil, Gas & Consumable Fuels: 0.56%
Encino Acquisition Partners Holdings LLC <%%‡	0.00	9-21-2025	1,225,000	1,243,375
Ultra Resources Incorporated <%%	0.00	4-12-2024	2,200,000	2,056,208

				3,299,583

Financials: 0.36%

Diversified Financial Services: 0.36%
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	10.03	4-30-2023	2,110,000	2,125,825

Health Care: 0.37%

Health Care Providers & Services: 0.02%
Press Ganey Holdings Incorporated (1 Month LIBOR +6.50%) ±‡	8.80	10-21-2024	112,360	112,922

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Health Care Technology: 0.35%
Emerald Bidco Incorporated (1 Month LIBOR +2.75%) ±	5.05%	10-23-2023	$2,104,968	$2,105,620

Industrials: 0.38%

Commercial Services & Supplies: 0.38%
Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%) ±	8.80	7-25-2022	2,025,000	1,687,493
MTL Publishing LLC Class B6 <%%	0.00	8-20-2023	575,000	574,897

				2,262,390

Information Technology: 1.31%

IT Services: 1.31%
Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	5.55	10-19-2023	7,771,125	7,790,553

Real Estate: 0.22%

Real Estate Management & Development: 0.22%
Capital Automotive LP (1 Month LIBOR +6.00%) ±	8.30	3-24-2025	1,262,425	1,279,784

Utilities: 0.15%

Independent Power & Renewable Electricity Producers: 0.15%
Vistra Energy Corporation (1 Month LIBOR +2.25%) ±	4.55	12-14-2023	908,813	909,158

Total Loans (Cost $31,178,641)				29,826,253

		Expiration date	Shares
Rights: 0.07%

Utilities: 0.07%

Independent Power & Renewable Electricity Producers: 0.07%
Vistra Energy Corporation †		12-31-2046	559,650	408,545

Total Rights (Cost $582,794)				408,545

		Maturity date	Principal
Yankee Corporate Bonds and Notes: 11.36%

Energy: 3.03%

Energy Equipment & Services: 0.89%
Ensco plc	5.75	10-1-2044	$7,377,000	5,163,900
Trinidad Drilling Limited 144A	6.63	2-15-2025	100,000	100,000

				5,263,900

Oil, Gas & Consumable Fuels: 2.14%
Baytex Energy Corporation 144A	5.13	6-1-2021	3,600,000	3,501,000
Baytex Energy Corporation 144A	5.63	6-1-2024	2,434,000	2,184,515
Griffin Coal Mining Company Limited 144A(a)	9.50	12-1-2016	1,410,935	0
Griffin Coal Mining Company Limited (a)	9.50	12-1-2016	193,118	0
Rockpoint Gas Storage 144A	7.00	3-31-2023	2,950,000	2,935,250
Teekay Corporation	8.50	1-15-2020	4,050,000	4,110,750

				12,731,515

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018 (unaudited)	Wells Fargo Income Opportunities Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Financials: 3.10%

Banks: 0.91%
Intelsat Connect Finance Company 144A	9.50%	2-15-2023	$825,000	$793,031
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	4,000,000	3,895,000
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	700,000	703,500
Preferred Term Securities XII Limited (a)†	0.00	12-24-2033	1,540,000	0

				5,391,531

Diversified Financial Services: 2.19%
Intelsat Jackson Holdings SA	5.50	8-1-2023	10,515,000	9,410,925
Intelsat Jackson Holdings SA 144A	8.00	2-15-2024	225,000	235,406
Intelsat Jackson Holdings SA 144A	8.50	10-15-2024	3,400,000	3,340,500

				12,986,831

Health Care: 2.52%

Pharmaceuticals: 2.52%
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	3,825,000	3,624,188
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	925,000	906,500
Bausch Health Companies Incorporated 144A	5.88	5-15-2023	3,600,000	3,442,500
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	3,750,000	3,448,875
Bausch Health Companies Incorporated 144A	6.50	3-15-2022	525,000	543,375
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	975,000	1,021,010
Bausch Health Companies Incorporated 144A	7.50	7-15-2021	1,169,000	1,186,535
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	750,000	763,125

				14,936,108

Industrials: 2.18%

Aerospace & Defense: 0.19%
Avolon Holdings Funding Limited 144A	5.13	10-1-2023	1,175,000	1,152,969

Commercial Services & Supplies: 1.40%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	8,400,000	8,274,000

Machinery: 0.33%
Sensata Technologies BV 144A	5.00	10-1-2025	760,000	733,400
Sensata Technologies BV 144A	6.25	2-15-2026	1,225,000	1,246,438

				1,979,838

Professional Services: 0.26%
IHS Markit Limited 144A	4.75	2-15-2025	1,400,000	1,385,972
IHS Markit Limited 144A	5.00	11-1-2022	125,000	127,600

				1,513,572

Materials: 0.53%

Containers & Packaging: 0.53%
Ardagh Packaging Finance plc 144A	4.25	9-15-2022	600,000	582,000
Ardagh Packaging Finance plc 144A	4.63	5-15-2023	275,000	267,438
Ardagh Packaging Finance plc 144A	7.25	5-15-2024	1,300,000	1,306,500

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging (continued)
OI European Group BV 144A	4.00%	3-15-2023	$1,075,000	$1,006,469

				3,162,407

Total Yankee Corporate Bonds and Notes (Cost $70,237,598)				67,392,671

	Yield		Shares
Short-Term Investments: 4.64%

Investment Companies: 4.64%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.07		27,549,823	27,549,823

Total Short-Term Investments (Cost $27,549,823)				27,549,823

Total investments in securities (Cost $834,531,875)	138.39%	820,757,441
Other assets and liabilities, net	(38.39)	(227,697,069)

Total net assets	100.00%	$593,060,372

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¥

A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.

%%	The security is issued on a when-issued basis.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	44,347,095	51,217,582	68,014,854	27,549,823	$0	$0	$301,582	$27,549,823	4.64%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2018 (unaudited)	Wells Fargo Income Opportunities Fund	21

Assets
Investments in unaffiliated securities, at value (cost $806,982,052)	$793,207,618
Investments in affiliated securities, at value (cost $27,549,823)	27,549,823
Cash	209,429
Receivable for investments sold	805,729
Receivable for interest	11,621,959
Prepaid expenses and other assets	24,657

Total assets	833,419,215

Liabilities
Secured borrowing payable	230,000,000
Payable for investments purchased	4,436,138
Dividends payable	4,145,220
Payable for Fund shares repurchased	860,833
Advisory fee payable	400,666
Administration fee payable	35,430
Trustees’ fees and expenses payable	797
Accrued expenses and other liabilities	479,759

Total liabilities	240,358,843

Total net assets	$593,060,372

NET ASSETS CONSIST OF
Paid-in capital	$653,900,282
Total distributable loss	(60,839,910)

Total net assets	$593,060,372

NET ASSET VALUE PER SHARE
Based on $593,060,372 divided by 67,357,079 shares issued and outstanding (100,000,000 shares authorized)	$8.80

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Income Opportunities Fund	Statement of operations—six months ended October 31, 2018 (unaudited)

Investment income
Interest	$25,206,507
Income from affiliated securities	301,582
Dividends	14

Total investment income	25,508,103

Expenses
Advisory fee	2,558,571
Administration fee	213,214
Custody and accounting fees	15,627
Professional fees	44,361
Shareholder report expenses	50,410
Trustees’ fees and expenses	11,090
Transfer agent fees	18,148
Interest expense	3,460,933
Other fees and expenses	37,763

Total expenses	6,410,117
Less: Fee waivers and/or expense reimbursements	(145,397)

Net expenses	6,264,720

Net investment income	19,243,383

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(618,228)
Net change in unrealized gains (losses) on investments	(11,829,311)

Net realized and unrealized gains (losses) on investments	(12,447,539)

Net increase in net assets resulting from operations	$6,795,844

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Income Opportunities Fund	23

	Six months ended October 31, 2018 (unaudited)	Year ended April 30, 2018[1]

Operations
Net investment income	$19,243,383	$42,212,028
Net realized losses on investments	(618,228)	(25,345,884)
Net change in unrealized gains (losses) on investments	(11,829,311)	8,362,224

Net increase in net assets resulting from operations	6,795,844	25,228,368

Distributions to shareholders from
Net investment income and net realized gains	(22,038,135)	(43,320,836)
Tax basis return of capital	0	(4,338,720)

Total distributions to shareholders	(22,038,135)	(47,659,556)

Capital share transactions
Cost of shares repurchased	(12,560,053)	(13,222,865)

Total decrease in net assets	(27,802,344)	(35,654,053)

Net assets
Beginning of period	620,862,716	656,516,769

End of period	$593,060,372	$620,862,716

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at April 30, 2018 was $3,650,485. The disaggregated distributions information for the year ended April 30, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Income Opportunities Fund	Statement of cash flows—six months ended October 31, 2018 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,795,844

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(81,568,110)
Proceeds from sales of long-term securities	79,670,299
Amortization	(622,781)
Purchases and sales of short-term securities, net	16,797,272
Increase in receivable for investments sold	(143,604)
Decrease in receivable for interest	193,992
Decrease in prepaid expenses and other assets	27,380
Increase in payable for investments purchased	710,884
Increase in advisory fee payable	3,373
Increase in administration fee payable	347
Increase in trustee’s fees and expenses payable	615
Decrease in accrued expenses and other liabilities	(925,414)
Net realized losses on investments	618,228
Net change in unrealized gains (losses) on investments	11,829,311

Net cash provided by operating activities	33,387,636

Cash flows from financing activities:
Payment for shares repurchased	(11,699,220)
Cash distributions paid	(21,479,145)

Net cash used in financing activities	(33,178,365)

Net increase in cash	209,271

Cash:
Beginning of period	$158

End of period	$209,429

Supplemental cash disclosure
Cash paid for interest	$4,358,720

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Opportunities Fund	25

(For a share outstanding throughout each period)

	Six months ended October 31, 2018 (unaudited)	Year ended April 30
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.00	$9.31	$8.56	$9.75	$10.04	$10.18
Net investment income	0.28 [1]	0.60 [1]	0.74 [1]	0.77 [1]	0.77 [1]	0.82 [1]
Net realized and unrealized gains (losses) on investments	(0.19)	(0.23)	0.81	(1.14)	(0.24)	(0.14)

Total from investment operations	0.09	0.37	1.55	(0.37)	0.53	0.68
Distributions to shareholders from
Net investment income	(0.32)	(0.62)	(0.79)	(0.82)	(0.82)	(0.82)
Tax basis return of capital	0.00	(0.66)	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.32)	(0.68)	(0.80)	(0.82)	(0.82)	(0.82)
Anti-dilutive effect of shares repurchased	0.03	0.00 [2]	0.00 [2]	0.00	0.00	0.00
Net asset value, end of period	$8.80	$9.00	$9.31	$8.56	$9.75	$10.04
Market value, end of period	$7.49	$8.07	$8.64	$7.76	$8.93	$9.52
Total return based on market value[3]	(3.38)%	1.24%	22.55%	(3.47)%	2.59%	1.60%
Ratios to average net assets (annualized)
Gross expenses[4]	2.06%	1.68%	1.40%	1.30%	1.23%	1.27%
Net expenses[4]	2.02%	1.63%	1.23%	1.10%	0.96%	1.01%
Net investment income	6.20%	6.53%	8.15%	8.76%	7.85%	8.35%
Supplemental data
Portfolio turnover rate	7%	33%	43%	25%	33%	31%
Net assets, end of period (000s omitted)	$593,060	$620,863	$656,517	$607,437	$692,169	$712,781

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,579	$3,699	$3,854	$3,641	$4,009	$4,099

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]

Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sales of shares.

[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2018 (unaudited)	1.11%
Year ended April 30, 2018	0.74%
Year ended April 30, 2017	0.48%
Year ended April 30, 2016	0.37%
Year ended April 30, 2015	0.10%
Year ended April 30, 2014	0.07%

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Income Opportunities Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements (unaudited)	Wells Fargo Income Opportunities Fund	27

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Under a monthly distribution plan, the Fund pays distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2018, the aggregate cost of all investments for federal income tax purposes was $841,309,658 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$18,117,678
Gross unrealized losses	(38,669,895)
Net unrealized losses	$(20,552,217)

As of April 30, 2018, the Fund had capital loss carryforwards which consisted of $23,493,902 in short-term capital losses and $12,053,764 in long-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Income Opportunities Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Materials	$625	$0	$0	$625

Corporate bonds and notes	0	695,579,524	0	695,579,524

Loans	0	26,344,131	3,482,122	29,826,253

Rights
Utilities	0	408,545	0	408,545

Yankee corporate bonds and notes	0	67,392,671	0	67,392,671

Short-term investments
Investment companies	27,549,823	0	0	27,549,823
Total assets	$27,550,448	$789,724,871	$3,482,122	$820,757,441

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At October 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through March 6, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. Funds Management contractually waived its advisory fee in the amount of $145,397 for the six months ended October 31, 2018.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $16,783,625 in interfund purchases during the six months ended October 31, 2018.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2018 and the year ended April 30, 2018, the Fund did not issue any shares.

On November 10, 2017, the Fund extended its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2018 and ending on December 31, 2018. The Fund’s Board of Trustees has delegated

Notes to financial statements (unaudited)	Wells Fargo Income Opportunities Fund	29

to Funds Management discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended October 31, 2018, the Fund purchased 1,594,736 of its shares on the open market at a total cost of $12,560,053 (weighted average price per share of $7.92). The weighted average discount of these repurchased shares was 12.08%.

6. BORROWINGS

The Fund has borrowed $230,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing.

During the six months ended October 31, 2018, the Fund had average borrowings outstanding of $230,000,000 at an average annual interest rate of 2.98% and paid interest in the amount of $3,460,933, which represents 1.11% of its average daily net assets (on an annualized basis). Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2018 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31, 2018 were $65,512,278 and $55,214,211, respectively.

As of October 31, 2018, the Fund had unfunded term loan commitments of $3,861,969.

8. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. Distributions to shareholders for the year ended April 30, 2018 consisted of $43,320,836 from net investment income.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management has

30	Wells Fargo Income Opportunities Fund	Notes to financial statements (unaudited)

evaluated the impact of adopting this ASU and determined that it will not result in any material changes to presentation of amounts in the financial statements. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

In August 2016, FASB issued ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to presentation of amounts in the financial statements. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
October 26, 2018	November 14, 2018	December 3, 2018	$0.06079
November 9, 2018	December 17, 2018	January 2, 2018	0.06053

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	31

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On August 13, 2018, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Net assets voted “For”	William R. Ebsworth	$431,813,092
Net assets voted “Withhold”		$112,655,197
Net assets voted “For”	Jane A. Freeman	$431,133,260
Net assets voted “Withhold”		$113,335,029
Net assets voted “For”	Judith M. Johnson	$431,056,054
Net assets voted “Withhold”		$113,412,235

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Income Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I – Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders
Isaiah Harris, Jr.[2] (Born 1952)	Trustee, since 2010	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010, Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Class II – Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A

Other information (unaudited)	Wells Fargo Income Opportunities Fund	33

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Judith M. Johnson[2] (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
Class III – Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018: Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[3] (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

34	Wells Fargo Income Opportunities Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[3]	Mr. Scofield is expected to retire on December 31, 2018.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	35

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Income Opportunities Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Income Opportunities Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, monitoring and evaluating the Fund’s discount. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a Universe that was determined

36	Wells Fargo Income Opportunities Fund	Other information (unaudited)

by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge to select the funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the ICE BofAML U.S. High Yield Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund. The Board concluded that the Fund’s fee waiver and expense arrangements constituted

Other information (unaudited)	Wells Fargo Income Opportunities Fund	37

a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

38	Wells Fargo Income Opportunities Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

318251 12-18 SIO/SAR148 10-18

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2018 to 5/31/2018	0	0	0	6,627,002
6/1/2018 to 6/30/2018	0	0	0	6,627,002
7/1/2018 to 7/31/2018	35,235	7.99	35,235	6,591,767
8/1/2018 to 8/31/2018	258,146	8.03	258,146	6,333,621
9/1/2018 to 9/30/2018	389,753	8.02	389,753	5,943,868
				474,435
10/1/2018 to 10/31/2018	911,602	7.74	911,602	5,032,266

Total	1,594,736	7.95	1,594,736	5,032,266

On November 10, 2017, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2018 and ending on December 31, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Income Opportunities Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jeremy DePalma

Wells Fargo Income Opportunities Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Income Opportunities Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2018

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 21, 2018